                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e) (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 167;240.14a-12

                              LANNETT COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    [/td] [/tr]

    1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

--------------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    3) Filing Party:

--------------------------------------------------------------------------------

    4) Date Filed:

                              LANNETT COMPANY, INC.
                                 9000 STATE ROAD
                             PHILADELPHIA, PA 19136


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 13, 2005


                  TO THE STOCKHOLDERS OF LANNETT COMPANY, INC.

The annual meeting (the "Annual Meeting") of the Stockholders of Lannett Company, Inc., a Delaware Corporation, (the "Company") will be held on Thursday, January 13, 2005 at 10:00 a.m., local time, at the Company's facility at 9001 Torresdale Avenue, Philadelphia, PA 19136, for the following purposes:

1. To elect four (4) members of the Board of Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2. To approve the appointment of Grant Thornton LLP as independent auditors;

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THESE MATTERS ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE.

Shareholders of record at the close of business on December 2, 2004 may vote at this Annual Meeting.

It is important that you be represented at the Annual Meeting. You are cordially invited to attend the Annual Meeting in person and we encourage you to attend and take the opportunity to ask questions.



                                            By Order of the Board of Directors


                                            /s/ William Farber
December 16, 2004                           William Farber
Philadelphia, Pennsylvania                  Chairman and Chief Executive Officer

                              LANNETT COMPANY, INC.


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 13, 2005

                                TABLE OF CONTENTS


 Attendance and Voting Matters                                                1

 Proposal No. 1 - Elect the Board of Directors                              2-3

 Board Meetings and Committees                                                4

 Compensation of Directors                                                    5

 Principal Stockholders                                                     6-8

 Section 16(a) Beneficial Ownership Reporting Compliance                      9

 Directors and Officers                                                   10-12

 Executive Compensation                                                   13-16

 Report of the Audit Committee                                               17

 Certain Relationships and Related Transactions                              18

 Proposal No. 2 - Approve the Appointment of Grant Thornton LLP
             As Independent Auditors                                      19-20

 Annual Report to Stockholders                                               20

 Audit Committee Charter                                                    A-1

                          ATTENDANCE AND VOTING MATTERS

                        DATE, TIME, AND PLACE OF MEETING

         This Proxy Statement is provided to you by the Board of Directors of Lannett Company, Inc. (the "Company" or "Lannett") in connection with the Annual Meeting. The Annual Meeting will be held on Thursday, January 13, 2005 at 10:00 a.m., local time, at the Company's facility at 9001 Torresdale Avenue, Philadelphia, PA 19136, or at any adjournments or postponements of the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting. We intend to mail this Proxy Statement and the accompanying Notice of Annual Meeting on or about December 16, 2004 to all stockholders entitled to vote at the Annual Meeting.

                                 VOTING METHODS

         You may vote on matters to come before the meeting in two ways:

-        You may come to the Annual Meeting and cast your vote in person;

-        You may vote by signing and returning the enclosed proxy card by mail.
         If you do so, the individuals named on the card will vote your shares in the manner you indicate. You may revoke your proxy at any time prior to the Annual Meeting.

         If you come to the Annual Meeting to cast your vote in person and you are holding your stock in a brokerage account ("street name") you will need to bring a legal proxy obtained from your broker.

         You are entitled to cast one vote for each share of Lannett common stock owned on the record date, December 2, 2004. As of the record date, there were 24,095,437 shares of Lannett common stock outstanding. Shareholders are not entitled to cumulative voting in the election of directors.

                                     QUORUM

         A quorum of shareholders is necessary to hold a valid meeting for the transaction of business. If the holders of a majority of Lannett common stock are present at the meeting, in person or by proxy, a quorum will exist. Abstentions and "broker non-votes" are counted as present for purposes of establishing a quorum.

                            VOTE NECESSARY FOR ACTION

         Directors are elected by a plurality vote of shares present at the Annual Meeting. Except as noted below, each other action to be considered by the shareholders will be approved by the affirmative vote of at least a majority of the shares present in person or by proxy at the meeting and entitled to vote on the matter. For each of these proposals, an abstention will have the same effect as a vote against the proposal. Broker non-votes will not be voted for or against any of these proposals and will have no effect on any of these proposals.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

                                    NOMINEES

            The Company's Bylaws provide that the number of directors of the Company may be determined by the Stockholders, or in the absence of such determination, by the Board of Directors. Currently, there are five members of the Board of Directors. The Board of Directors nominates the four persons named below, each of whom is currently serving on the Board of Directors, for election to the Board of Directors. As a result, there will be one vacancy on the Board of Directors. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director. The four nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company until the next Annual Meeting and until their successors have been elected and qualified or until their earlier resignation or removal.

            The following list identifies the nominees for election to the Board of Directors and sets forth-certain information regarding each nominee. All nominees are currently serving as directors of the Company.

         WILLIAM FARBER, 73, was elected as Chairman of the Board of Directors and Chief Executive Officer in August 1991. From April 1993 to the end of 1993, Mr. Farber was the President and a director of Auburn Pharmaceutical Company. From 1990 through March 1993, Mr. Farber served as Director of Purchasing for Major Pharmaceutical Corporation. From 1965 through 1990, Mr. Farber was the Chief Executive Officer of Michigan Pharmacal Corporation. Mr. Farber is a registered pharmacist in the State of Michigan.

         RONALD A. WEST, 70, was elected a Director of the Company in January 2002. In September of 2004, Mr West was elected Vice Chairman of the Board of Directors. Mr. West is currently a Director of Beecher Associates, an industrial real estate investment company; R&M Resources, an investment and consulting services company; and North East Staffing, Inc., an employee services company. From 1983 to 1987, Mr. West served as Chairman and Chief Executive Officer of Dura Corporation, an original equipment manufacturer of automotive products and other engineered equipment components. In 1987, Mr. West sold his ownership position in Dura Corporation, at which time he retired from active management positions. Mr. West was employed at Dura Corporation since 1969. Previously, he served in various financial management positions with TRW, Inc., Marlin Rockwell Corporation and National Machine Products Group, a division of Standard Pressed Steel Company. Mr. West studied Business Administration at Michigan State University and the University of Detroit.

         MYRON WINKELMAN, R. PH., 67, was elected a Director of the Company in June 2003. Mr. Winkelman has significant career experience in various aspects of pharmacy and health care. He is currently President of Winkelman Management Consulting (WMC), which provides consulting services to both commercial and governmental clients. He has served in this position since 1994. Mr. Winkelman has recently managed multi-state drug purchasing initiatives for both Medicaid and state entities. Prior to creating WMC, he was a senior executive with ValueRx, a large pharmacy benefits manager, and served for many years as a senior executive for the Revco, Rite Aid and Perry Drug chains. While at ValueRx, Mr. Winkelman served on the Board of Directors of the Pharmaceutical Care Management Association. He belongs to a number of pharmacy organizations, including the Academy of Managed Care Pharmacy and the Michigan Pharmacy Association. Mr. Winkelman is a registered pharmacist and holds a Bachelor of Science Degree in Pharmacy from Wayne State University.

         ALBERT I. WERTHEIMER, PHD, MBA, 60, was elected a Director of the Company in September 2004. Dr. Wertheimer has a long and distinguished career in various aspects of pharmacy, health care, education and pharmaceutical research. Since 2000, Dr. Wertheimer has been a professor at the School of Pharmacy at Temple University, and director of its Center for Pharmaceutical Health Services Research. From 1997 to 2000, Dr. Wertheimer was Director of Outcomes Research and Management at Merck & Co., Inc. In addition to his academic responsibilities, he is the author of 20 books and more than 350 journal articles. Dr. Wertheimer also provides consulting services to institutions in the pharmaceutical industry. Dr. Wertheimer's academic experience includes professorships and other faculty and administrative positions at several educational institutions, including the Medical College of Virginia, St. Joseph's University, Philadelphia College of Pharmacy and Science and the University of Minnesota. Dr. Wertheimer's previous professional experience includes pharmacy services in commercial and non-profit environments. Professor Wertheimer is a licensed pharmacist in five states, and is a member of several health associations, including the American Pharmacists Association and the American Public Health Association. Dr. Wertheimer is the editor of the JOURNAL OF PHARMACEUTICAL FINANCE AND ECONOMIC POLICY; and he has been on the editorial board of the Journal of Managed Pharmaceutical Care, Medical Care, and other healthcare journals. Dr. Wertheimer has a B.S. Degree in Pharmacy from the University of Buffalo, an M.B.A. from the State University of New York at Buffalo, a Ph.D. from Purdue University and a Post Doctoral Fellowship from the University of London, St. Thomas' Medical School.

            To the best of the Company's knowledge, there are no material proceedings to which any nominee is a party, or has a material interest adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee during the past five years.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT LANNETT SHAREHOLDERS VOTE "FOR" THESE NOMINEES. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM SHAREHOLDERS WILL BE VOTED IN FAVOR OF THESE NOMINEES.

                          BOARD MEETINGS AND COMMITTEES

         The Board of Directors met eleven times during the fiscal year ended June 30, 2004 ("Fiscal 2004"). In addition to meetings of the Board, directors attended meetings of individual Board committees. In Fiscal 2004, all of the directors attended at least 75% of the Board meetings and meetings of Board committees of which they were a member, with the exception of Albert Wertheimer, who was elected to the Board of Directors in September 2004. There were four Audit Committee meetings, two Compensation Committee meetings and one Strategic Planning Committee meeting during Fiscal 2004. In addition to the Committees noted, in February 2004, the Board of Directors created a Special Committee, consisting of the three independent Board Directors, to look after the best interests of the shareholders of the Company. The Committee was created after William Farber entered into an option agreement with Perrigo Company, Inc. to potentially acquire all of the shares owned by William Farber and his wife. The Special Committee met fifteen times during Fiscal 2004.

         The Audit Committee has responsibility for recommending the retention of independent auditors, conferring with the independent auditors regarding their audit of the Company's consolidated financial statements, reviewing the independent auditors' fees and considering whether non-audit services are compatible with maintaining their independence, and considering the adequacy of internal financial controls. All members of the Audit Committee are independent directors as defined by the rules of the American Stock Exchange. The Audit Committee is comprised of Mr. West (Chairman), Mr. Novick and Mr. Winkelman. See "Report of the Audit Committee," and the "Charter of the Audit Committee."

         The Compensation Committee establishes and regularly reviews the Company's compensation philosophy, strategy, objectives and ethics and determines the compensation payable to the officers of the Company. The Committee also administers the Company's equity compensation plans. All members of the Compensation Committee are independent directors as defined by the rules of the American Stock Exchange. The Compensation Committee is comprised of Mr. West (Chairman) and Mr. Novick.

         The Strategic Planning Committee oversees the Company's medium and long-term business strategies, including the decisions regarding new product initiatives, joint ventures and alliances, new markets and other matters related to the Company's long-term planning process. The Strategic Planning Committee is comprised of Mr. Winkelman (Chairman) and Mr. William Farber.

                            COMPENSATION OF DIRECTORS

            Directors received compensation of $1,000 per Board meeting or committee meeting attended during Fiscal 2004. Directors received compensation of $3,000 for Special Committee meetings attended during Fiscal 2004. Effective on January 1, 2004, the Board of Directors approved a new compensation arrangement for its Directors, whereby each Director receives $2,500 per month for services rendered to the Company as Director. From July 1, 2003 through December 31, 2003, directors received a monthly allowance of $1,350 to cover the cost of medical benefits insurance, and automobile expenses. This allowance was discontinued after the initiation of the $2,500 monthly compensation program. Directors are also reimbursed for expenses incurred in attending Board or committee meetings. Directors also received stock options during Fiscal 2004 as compensation for their services. The following table identifies the stock options granted to directors in Fiscal 2004.



           (a)                    (b)                (c)                     (d)                             (e)

          NAME                NUMBER OF          % OF TOTAL           EXERCISE OR BASE PRICE        EXPIRATION DATE
                              SECURITIES        OPTIONS/SARS                ($/SHARE)
                              UNDERLYING         GRANTED TO
                             OPTIONS/SARS       RECIPIENTS IN
                             GRANTED (#)         FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------
William Farber                                                            25,000@$17.36               10/23/2013
Chairman of the Board of        50,000               12%                  25,000@$16.04                5/10/2014
Directors and Chief
Executive Officer
----------------------------------------------------------------------------------------------------------------------
Marvin Novick                                                             15,000@$17.36               10/23/2013
Director                        35,000               8%                   20,000@$16.04                5/10/2014
----------------------------------------------------------------------------------------------------------------------
Ronald West                                                               15,000@$17.36               10/23/2013
Vice Chairman of the            40,000               9%                   25,000@$16.04                5/10/2014
Board of Directors
----------------------------------------------------------------------------------------------------------------------
Myron Winkelman                                                           15,000@$17.36               10/23/2013
Director                        35,000               8%                   20,000@$16.04                5/10/2014
----------------------------------------------------------------------------------------------------------------------

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of December 2, 2004, information regarding the security ownership of the directors and certain executive officers of the Company and persons known to the Company to be beneficial owners of more than five (5%) percent of the Company's common stock:


                                                            Excluding Options
                                                              and Debentures                  Including Options (*)
                                                        ---------------------------       ----------------------------
Name and Address of                                      Number            Percent         Number           Percent of
Beneficial Owner                      Office            of Shares          of Class       of Shares           Class
----------------                      ------            ---------          --------       ----------        ----------

Directors/Executive Officers:

Arthur Bedrosian                    President                 406,697(1)     1.69%           494,297(2)        2.03%
9000 State Road
Philadelphia, PA 19136

William Farber                   Chairman of the           13,519,129(3)    56.11%        13,564,962(4)       55.58%
9000 State Road                       Board
Philadelphia, PA 19136
                                  Interim Chief
Michael Tuterice                Financial Officer                   -           -                  -            -
9000 State Road
Philadelphia, PA 19136

                                Vice President of
Kevin Smith                         Sales and                     538       0.003%            34,044(5)        0.13%
9000 State Road                     Marketing
Philadelphia, PA 19136

                                Vice President of
Bernard Sandiford                   Operations                  7,690        0.03%            16,149(6)        0.06%
9000 State Road
Philadelphia, PA 19136

                                Vice President of
William Schreck                     Logistics                       -           -             5,915(7)         0.02%
9000 State Road
Philadelphia, PA 19136

                                                            Excluding Options
                                                              and Debentures                  Including Options (*)
                                                        ---------------------------       ----------------------------
Name and Address of                                      Number            Percent         Number           Percent of
Beneficial Owner                      Office            of Shares          of Class       of Shares           Class
----------------                      ------            ---------          --------       ----------        ----------
Marvin Novick                        Director                  75,000        0.31%           102,500(8)        0.42%
9000 State Road
Philadelphia, PA 19136

Albert I. Wertheimer                 Director                       -           -                  -              -
9000 State Road
Philadelphia, PA
19136

Ronald A. West                   Vice Chairman of               7,310        0.03%            22,258(9)        0.09%
9000 State Road                     the Board
Philadelphia, PA 19136

Myron Winkelman                      Director                   1,000        0.00%             6,000(10)       0.02%
9000 State Road
Philadelphia, PA 19136

David Farber                    Vice President of             136,633(11)    0.56%           139,966(12)       0.57%
9000 State Road                  Special Projects
Philadelphia, PA 19136

Jeffrey Farber                      Secretary                 132,870(13)    0.55%           136,203(1)2       0.56%
9000 State Road
Philadelphia, PA 19136

All directors and                                          14,286,867       59.28%        14,522,294          59.48%
executive officers as a group
(12 persons)



         1. Includes 31,450 shares owned by Arthur Bedrosian's wife, Shari Bedrosian and 6,000 shares owned by Arthur Bedrosian's daughter, Talin Bedrosian. Mr. Bedrosian disclaims beneficial ownership of these shares.

         2. Includes 12,000 vested options to purchase common stock at an exercise price of $4.63 per share, 64,600 vested options to purchase common stock at an exercise price of $7.97 per share and 11,000 vested options to purchase common stock at an exercise price of $17.36.

         3. Includes 300,000 shares owned jointly by William Farber and his spouse Audrey Farber.

         4. Includes 37,500 vested options to purchase common stock at an exercise price of $7.97 per share and 8,333 vested options to purchase common stock at an exercise price of $17.36.

         5. Includes 3,333 vested options to purchase common stock at an exercise price of $2.30 per share, 25,840 vested options to purchase common stock at an exercise price of $7.97 and 4,333 vested options to purchase common stock at an exercise price of $17.36.

         6. Includes 5,126 vested options to purchase common stock at an exercise price of $11.27 per share and 3,333 vested options to purchase common stock at an exercise price of $17.36 per share.

         7. Includes 5,915 vested options to purchase common stock at an exercise price of $11.27 per share.

         8. Includes 22,500 vested options to purchase common stock at an exercise price of $7.97 per share and 5,000 vested options to purchase common stock at an exercise price of $17.36.

         9. Includes 9,948 vested options to purchase common stock at an exercise price of $7.97 per share and 5,000 vested options to purchase common stock at an exercise price of $17.36.

         10. Includes 5,000 vested options to purchase common stock at an exercise price of $17.36.

         11. Includes 105,025 owned jointly by David Faber and his wife, 15,870 owned by David Faber alone, 7,488 owned for the benefit of David Faber's three children and 8,250 (25% of the total shares) owned by UBS Farber Investment LLC, of which David Faber owns 25%.

         12. Includes 3,333 vested options to purchase common stock at an exercise price of $17.36.

         13. Includes 124,470 owned jointly by Jeffrey Faber and his wife, 150 owned for the benefit of Jeffrey Faber's son and 8,250 (25% of the total shares) owned by UBS Farber Investment LLC, of which Jeffrey Faber owns 25%.

         * Assumes that all options exercisable within sixty days have been exercised, which results in 24,408,575 shares outstanding.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during Fiscal 2004, all filing requirements applicable to its officers, directors and greater-than-10% beneficial owners were complied with, except for the following:

         On June 22, 2004, David Farber reported a purchase of shares on June 14, 2004.

                             DIRECTORS AND OFFICERS

         The directors and executive officers of the Company are set forth below:

                          Age                    Position
                          ---        -------------------------------------
Directors:

William Farber             73        Chairman of the Board and Chief
                                           Executive Officer

Marvin Novick              73                        Director

Ronald A. West             70               Vice Chairman of the Board

Myron Winkelman            67                        Director

Albert I. Wertheimer       60                        Director


Executive Officers:

Arthur P. Bedrosian        58                        President

Michael Tuterice           34             Interim Chief Financial Officer

Kevin Smith                44           Vice President of Sales & Marketing

Bernard Sandiford          75              Vice President of Operations

William Schreck            55               Vice President of Logistics

David Farber               45           Vice President of Special Projects

Jeffrey Farber             44                        Secretary



         WILLIAM FARBER - See "Proposal #1-Election of Directors" for matters pertaining to Mr. Farber.

         MARVIN NOVICK was elected a Director of the Company in February 2000. Mr. Novick has been an advisor, consultant and financial planner for multiple companies in the past thirty-five years. He is currently President of R&M Resources, Inc., an investment and consulting services company. He has served in this position of this private company since 1988. From 1984 to 1987, he served as Vice Chairman of Dura Corporation, a major automotive supplier. From 1969 to 1971, he served as Chief Financial Officer of Meadowbrook Insurance Company. In addition to these positions, he served as Partner of international accounting firms, J.K. Lasser & Co., and Touche Ross & Co, and Senior Vice President of Michigan Blue Shield, a major healthcare organization. Mr. Novick holds Bachelor's and Master's Degrees, and is a member of the American Institute of Certified Public Accountants.

         RONALD A. WEST - See "Proposal #1-Election of Directors" for matters pertaining to Mr. West.

         MYRON WINKELMAN - See "Proposal #1-Election of Directors" for matters pertaining to Mr. Winkelman.

         ALBERT I. WERTHEIMER - See "Proposal #1-Election of Directors" for matters pertaining to Dr. Wertheimer.

         ARTHUR P. BEDROSIAN, J.D. was elected President of the Company in May 2002. He served as the Company's Vice President of Business Development from January 2002 to April 2002, and as a Director from February 2000 to January 2002. Mr. Bedrosian has operated generic drug manufacturing, sales, and marketing businesses in the healthcare industry for many years. From 1999 to 2001, Mr. Bedrosian served as President and Chief Executive Officer of Trinity Laboratories, Inc., a medical device and drug manufacturer. Mr. Bedrosian also operated Pharmaceutical Ventures Ltd, a healthcare consultancy, and Interal Corporation, a computer consultancy to Fortune 100 companies. Mr. Bedrosian holds a Bachelor of Arts Degree in Political Science from Queens College of the City University of New York and a Juris Doctorate from Newport University in California.

         MICHAEL TUTERICE was appointed interim Chief Financial Officer of the Company in December 2004 after the previous Chief Financial Officer, Larry Dalesandro, resigned. Mr. Tuterice served as the Company's Financial Reporting Manager from January 2004 to November 2004. From November 2000 to January 2004, he was the Assistant Controller of Teknion LLC, an international manufacturer of office furniture. From 1996 to 2000, he was employed by W. Atlee Burpee Company, a wholesaler of flower and vegetable seeds, where he served as Controller from May 1999 to November 2000. Prior to joining the Burpee Company, Mr. Tuterice was an Audit Supervisor for Grant Thornton LLP, an international professional services firm. Mr. Tuterice graduated Cum Laude with a Bachelor's of Science Degree in Accountancy from Saint Joseph's University, and is a Certified Public Accountant.

         KEVIN SMITH joined the Company in January 2002 as Vice President of Sales and Marketing. From 2000 to 2001, he served as Director of National Accounts for Bi-Coastal Pharmaceutical, Inc., a pharmaceutical sales representation company. From 1999 to 2000, he served as National Accounts Manager for Mova Laboratories Inc., a pharmaceutical manufacturer. From 1991 to 1999, Mr. Smith served as National Sales Manager at Sidmak Laboratories, a pharmaceutical manufacturer. Mr. Smith has extensive experience in the generic sales market, and brings to the Company a vast network of customers, including retail chain pharmacies, wholesale distributors, mail-order wholesalers and generic distributors. Mr. Smith has a Bachelors' Degree in Business Administration from Gettysburg College.

         BERNARD SANDIFORD joined the Company in November 2002 as Vice President of Operations. From 1998 to 2002, he was the President of Sandiford Consultants, a firm specializing in providing consulting services to drug manufacturers for Good Manufacturing Practices and process validations. His previous employment included senior operating positions with Halsey Drug Company, Barr Laboratories, Inc., Duramed Pharmaceuticals, Inc., and Revlon Health Care

Group. In addition to these positions, Mr. Sandiford performed various consulting assignments regarding Good Manufacturing Practices for several companies in the pharmaceutical industry. Mr. Sandiford has a Bachelors of Science Degree in Chemistry from Long Island University.

         WILLIAM SCHRECK joined the Company in January 2003 as Materials Manager. In May 2004, he was promoted to Vice President of Logistics. From 1999 to 2001, he served as Vice President of Operations at Nature's Products, Inc., an international nutritional and over-the-counter drug product manufacturing and distribution company. Mr. Schreck's prior experience also includes executive management positions at Ivax Pharmaceuticals, Inc., a division of Ivax Corporation, Zenith-Goldline Laboratories and Rugby-Darby Group Companies, Inc. Mr. Schreck has a Bachelor of Arts Degree from Hofstra University.

         DAVID FARBER was elected Treasurer of the Company in August 2003. In December 2003, Mr. Farber's position was changed to Vice President of Special Projects. From 1996 to 2002, Mr. Farber was the principal and president of The Vitamin Outlet, Inc. and from 1990 to 1994, he was and is the principal and president of Vital Foods, Inc. (from 1990 to 1994), both successful multi-store vitamin and health food distribution companies in the Detroit, Michigan area. Previously, Mr. Farber was employed by Michigan Pharmacal Corporation for 13 years, where he served in various management positions, including Executive Vice President and Production Manager.

         JEFFREY FARBER was elected Secretary of the Company in August 2003. For the past five years, Mr. Farber has served as the President and owner of Auburn Pharmaceutical, a national generic pharmaceutical distributor. Prior to 1999, he served as a President of Major Pharmaceutical Corporation. Mr. Farber graduated from Western Michigan University with a Bachelor of Science Degree in Business, and participated in the Pharmacy Management Graduate Program at Long Island University.

         To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any director or executive officer during the past five years.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table summarizes all compensation paid to or earned by the named executive officers of the Company for Fiscal 2004, Fiscal 2003 and Fiscal 2002.


                                                                                    Long Term Compensation
                                                                      ---------------------------------------------
                          Annual Compensation                                        Awards              Payouts
-------------------------------------------------------------------------------------------------------------------
        (a)              (b)       (c)          (d)        (e)              (f)              (g)           (h)            (i)
      Name and                                                                            Securities                   All Other
     Principal          Fiscal                         Other Annual   Restricted Stock    Underlying   LTIP Payouts   Compensation
      Position           Year     Salary       Bonus   Compensation       Award(s)       Options/SARs     Amount        Amounts
----------------------  ------   --------     -------  -------------  ----------------   ------------  ------------   ------------
William Farber           2004       0            0           0                0             87,500           0           26,000(4)

Chairman of the          2003       0            0           0                0             37,500           0            3,000(4)
Board of
Directors and            2002       0            0           0                0               0              0            3,000(4)
Chief Executive
Officer

Arthur P. Bedrosian(2)   2004    212,548(1)   240,000        0                0            177,900           0             0
President                2003    179,175(1)    77,500        0                0            114,600           0             0
                         2002     64,385         0           0                0               0              0             0

Larry  Dalesandro(3)     2004    135,842(1)   156,000        0                0            129,595           0             0
Chief Financial          2003    134,984(1)    59,675        0                0             74,595           0             0
Officer, Treasurer       2002    116,698(1)    25,000        0                0               0              0             0

Kevin Smith(5)           2004    165,844(1)   158,410        0                0             81,761           0             0
Vice President of        2003    162,785(1)    46,500        0                0             48,761           0             0
Sales and Marketing      2002     65,577(1)      0           0                0             10,001           0             0

Bernard Sandiford(6)     2004    159,440(1)    78,000        0                0             37,880           0             0
Vice President of        2003    106,293(1)      0           0                0             23,070           0             0
Operations               2002        0           0           0                0               0              0             0

         1. Includes matching contribution payments made to the Company's 401(k) Plan (3% of eligible compensation) for the benefit of the employee noted.

         2. Mr. Bedrosian joined the Company on January 24, 2002 as Vice President of Business Development. On May 5, 2002, he was elected President of the Company.

         3. Mr. Dalesandro joined the Company on January 11, 1999 as Controller. He was elected Chief Operating Officer on November 1, 1999. On June 18, 2003, he was elected Chief Financial Officer, and voluntarily resigned the position of Chief Operating Officer. On December 1, 2004, Mr. Dalesandro voluntarily resigned the position of Chief Financial Officer.

         4. These amounts represent payments to Mr. Farber for participation and attendance at Board of Director Meetings.

         5. Mr. Smith joined the Company in January 2002 as Vice President of Sales and Marketing.

         6. Mr. Sandiford joined the Company in November 2002 as Vice President of Operations.

                        OPTION/SAR GRANTS IN FISCAL 2004

The following table sets forth information concerning the stock options granted to certain executive employees of the Company during Fiscal 2004.



           (a)                    (b)                (c)                     (d)                       (e)

          Name                Number of         % of Total          Exercise or Base Price        Expiration Date
                              Securities       Options/SARs               ($/Share)
                              Underlying        Granted to
                             Options/SARs      Employees in
                             Granted (#)        Fiscal Year
--------------------------------------------------------------------------------------------------------------------
William Farber                                                          25,000@$17.36               10/23/2013
Chairman of the Board of        50,000              12%                 25,000@$16.04                5/10/2014
Directors and Chief
Executive Officer
--------------------------------------------------------------------------------------------------------------------
Arthur Bedrosian                                                        33,000@$17.36               10/23/2013
President                       63,000              15%                 30,000@$16.04                5/10/2014

--------------------------------------------------------------------------------------------------------------------
Larry Dalesandro                                                        25,000@$17.36               10/23/2013
Chief Financial Officer         55,000              13%                 30,000@$16.04                5/10/2014
--------------------------------------------------------------------------------------------------------------------
Kevin Smith                                                             13,000@$17.36               10/23/2013
Vice President of Sales         33,000               8%                 20,000@$16.04                5/10/2014
and Marketing
--------------------------------------------------------------------------------------------------------------------
Bernard Sandiford                                                       10,000@$17.36               10/23/2013
Vice President of               22,500               5%                 12,500@$16.04                5/10/2014
Operations
--------------------------------------------------------------------------------------------------------------------

         AGGREGATED OPTION EXERCISES IN FISCAL 2004 AND FISCAL YEAR-END
                                  OPTION VALUES

The following table sets forth information concerning the aggregate number and value of options exercised during Fiscal 2004, and held or unexercised as of June 30, 2004 by the Named Executive Officers. Lannett does not currently offer stock appreciation rights to its employees.



         (a)                      (b)                (c)                   (d)                      (e)
                                                                                                  Value of
                                                                   Number of Securities           Unexercised
                                                                       Underlying                In-the-Money
                                Shares                                 Unexercised                 Options at
                               Acquired                             Options at FY-End                FY-End
                                  On                Value             Exercisable/                Exercisable/
        Name                   Exercise           Realized            Unexercisable              Unexercisable
--------------------------------------------------------------------------------------------------------------------

William Farber                                                           37,500/                   $264,500/
Chairman of the Board of          0                 $0                    50,000                      $0
Directors and Chief
Executive Officer
--------------------------------------------------------------------------------------------------------------------
Arthur Bedrosian                                                         38,300/                   $290,143/
President                         0                 $0                   139,600                   $580,285
--------------------------------------------------------------------------------------------------------------------
Larry Dalesandro                                                         24,865/                   $175,381/
Chief Financial Officer           0                 $0                   104,730                   $350,762
--------------------------------------------------------------------------------------------------------------------
Kevin Smith                                                              17,920/                   $154,686/
Vice President of Sales           0                 $0                    63,841                   $245,785
and Marketing
--------------------------------------------------------------------------------------------------------------------
Bernard Sandiford                                                         5,126/                      $0/
Vice President of                 0                 $0                    32,754                      $0
Operations
--------------------------------------------------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with Arthur Bedrosian, Kevin Smith, Bernard Sandiford and William Schreck (the "Named Executives"). Each of the agreements provide for an annual base salary and eligibility to receive a bonus. The salary and bonus amounts of the Named Executives are determined by the Board of Directors. Additionally, the Named Executives are eligible to receive stock options, which are granted at the discretion of the Board of Directors, and in accordance with the Company's policies regarding stock option grants. Under the agreements, the Named Executive employees may be terminated at any time with or without cause, or by reason of death or disability. In certain termination situations, the Company is liable to pay severance compensation to the Named Executive of between one year and three years.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is currently comprised of three independent directors (as defined in section 121(A) of the American Stock Exchange listing standard) and operates under a written charter adopted by the Board of Directors in accordance with rules of the American Stock Exchange. A copy of the Audit Committee Charter is attached as Exhibit A. The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of Lannett's independent auditors. The Audit Committee has recommended that shareholders ratify Proposal No. 2 to approve the appointment of Grant Thornton LLP as independent auditors.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence. Grant Thornton LLP, Lannett's independent auditors, stated in the written disclosures that in their judgment they are, in fact, independent. The Audit Committee concurred in that judgment of independence.

         Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Lannett's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, to be filed with the Securities and Exchange Commission.


                                              Audit Committee:  Ronald West
                                                                Marvin Novick
                                                                Myron Winkelman

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         William Farber, the Chairman of the Board of Directors and Chief Executive Officer, had provided the Company with a revolving line of credit due December 1, 2002 of $4,250,000, which the Company used to renovate its manufacturing facility, acquire new equipment, retain new management and provide working capital. The line of credit had a stated interest rate equal to the prime interest rate plus 1%. In the Company's opinion, the terms of these transactions were not more favorable to the related party than would have been to a non-related party. Mr. Farber is currently the holder of 13,519,129 shares of common stock of the Company, or approximately 56% of the Company's issued and outstanding shares. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

         The Company had sales of approximately $590,000, $348,000 and $174,000 during the years ended June 30, 2004, 2003 and 2002, respectively, to a generic distributor, Auburn Pharmaceutical Company (the "related party") in which the owner, Jeffrey Farber, is the son of the Chairman of the Board of Directors and principal shareholder of the Company, William Farber. The Company also incurred sales commissions payable to the related party of approximately $0, and $68,000 during the years ended June 30, 2004 and 2003, respectively. Accounts receivable includes amounts due from the related party of approximately $117,000, and $95,000 at June 30, 2004 and 2003, respectively. In the Company's opinion, the terms of these transactions were not more favorable to the related party than would have been to a non-related party.

     Stuart Novick, the son of Marvin Novick, a Director on the Company's Board of Directors, was employed by two insurance brokerage companies (the "Insurance Companies") that provide insurance agency services to the Company. The Company paid approximately $499,000, $28,000 and $224,000 during Fiscal 2004, 2003 and 2002, respectively, to the Insurance Companies for various insurance coverage policies. There was approximately $9,400 and $0 due to the Insurance Companies as of June 30, 2004 and 2003, respectively. In the Company's opinion, the terms of these transactions were not more favorable to the related party than would have been to a non-related party.

                                 PROPOSAL NO. 2

            APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS

The Board of Directors requests from the shareholders an indication of their approval or disapproval of the Board's appointment of Grant Thornton LLP as independent auditors for fiscal 2005. Grant Thornton LLP served as the independent auditors of Lannett during Fiscal 2004, and no relationship exists other than the usual relationship between independent public accountant and client. If the appointment of Grant Thornton LLP as independent auditors for Fiscal 2005 is not approved by the shareholders, the adverse vote will be considered a direction to the Board of Directors to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for Fiscal 2005 will stand unless the Board finds other good reason for making a change. Grant Thornton LLP will not be present at the meeting. The following table identifies the fees paid to Grant Thornton LLP in Fiscal 2004, 2003 and 2002.

       Audit Fees      Audit-Related             Tax Fees           All Other Fees            Total Fees
                           Fees (1)                 (2)                  (3)
----------------------------------------------------------------------------------------------------------------------
Fiscal 2004:
----------------------------------------------------------------------------------------------------------------------
$92,124                   $5,000                  $29,621              $38,325                 $165,070
----------------------------------------------------------------------------------------------------------------------

Fiscal 2003:
----------------------------------------------------------------------------------------------------------------------
$72,561                   $7,700                  $17,816              $45,343                 $143,420
----------------------------------------------------------------------------------------------------------------------

Fiscal 2002:
----------------------------------------------------------------------------------------------------------------------
$63,833                   $0                      $56,087              $40,378                 $160,298
----------------------------------------------------------------------------------------------------------------------

(1) Audit-related fees include fees paid for preparation and participation in Board of Director meetings, and Audit Committee meetings.

(2) Tax fees include fees paid for preparation of annual federal, state and local income tax returns, quarterly estimated income tax payments, and various tax planning services. Included in the Fiscal 2002 fees for this category is $46,670 paid in connection with services rendered by Grant Thornton LLP in the Company's application and receipt of a tax refund due to an amended state income tax return.

(3) Other fees include:

         Fiscal 2004 - Fees paid for services rendered in connection with arbitrage calculations on certain tax exempt bond issues, review of stock option documentation, review of S-3 registration statement filing for the four million shares granted to Jerome Stevens Pharmaceuticals, review of various SEC correspondence and fees for services rendered in connection with the Company's application to various local and state entities for benefits related to the Company's facility expansion.

         Fiscal 2003 - Fees paid for services rendered in connection with the Company's application to various local and state entities for benefits related to the Company's facility expansion; and services rendered in connection with an engagement for interest expense arbitrage calculations on certain tax exempt bond issues.

         Fiscal 2002 - Fees paid for valuation services related to the Company's creation of its wholly-owned subsidiary, Lannett Holdings, Inc.

The non-audit services provided to the Company by Grant Thornton LLP were pre-approved by the Company's audit committee. Prior to engaging its auditor to perform non-audit services, the Company's audit committee reviews the particular service to be provided and the fee to be paid by the Company for such service and assesses the impact of the service on the auditor's independence.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL TO APPROVE THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       2004 ANNUAL REPORT TO STOCKHOLDERS

            The Company's 2004 Annual Report to Stockholders has been delivered with this Proxy Statement or previously delivered to Stockholders.

                                    SIGNATURE

            Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


Date:  December 16, 2004                 LANNETT COMPANY, INC.


                                         By: /s/ William Farber
                                         ---------------------------------------
                                         William Farber, Chairman of the Board

                                    EXHIBIT A

                              LANNETT COMPANY, INC.

                             AUDIT COMMITTEE CHARTER

                                     PURPOSE

The primary purpose of the Audit Committee is to assist the Board of Directors ("Board") of Lannett Company, Inc. ("Corporation") in fulfilling its responsibility to oversee Management's conduct of the Corporation's financial reporting process and to provide a channel of communication between the Board and the Corporation's outside auditor.

                           COMPOSITION AND OPERATIONS

The Audit Committee shall be comprised of not less than two members of the Board, who shall meet the independence and experience requirements of the American Stock Exchange. Accordingly, all of the members of the Audit Committee will be directors who have no relationship to the Corporation that may interfere with the exercise of their independence from Management and the Corporation and who are financially literate or become financially literate within a reasonable period of time after their appointment to the Audit Committee. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their respective successors shall have been duly elected and qualified. Unless a Chair is designated by the Board, the members of the Audit Committee may elect a Chair by majority vote.

The Audit Committee shall meet at least three times annually or more frequently as circumstances dictate. The Audit Committee may invite Management, the outside auditor, and others to attend meetings.

The Audit Committee shall review and assess the adequacy of this Charter on an annual basis and recommend proposed changes to the Board for approval.

                           RESPONSIBILITIES AND DUTIES

The Audit Committee's job is one of oversight, and it recognizes that the Corporation's Management is responsible for preparing the Corporation's financial statements and that the outside auditor is responsible for auditing those financial statements. The Audit Committee recognizes that the Corporation's financial management (including the internal auditing staff) and the outside auditor have more time, knowledge, and detailed information on the Corporation than do the Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the outside auditor's work.

The Audit Committee further recognizes that the outside auditor is accountable to the Board and to the Audit Committee.

The following functions shall be the common recurring activities of the Audit Committee in carrying out its oversight responsibilities. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances and that the Audit Committee may be directed from time to time by the Board to undertake additional functions:

  o The Audit Committee shall review and discuss with Management and the outside auditor the audited financial statements to be included in the Corporation's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditor the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended.

  o As a whole, or through the Audit Committee Chair, the Audit Committee shall review and discuss with Management and the outside auditor the Corporation's interim financial results to be included in the Corporation's quarterly reports to be filed with the Securities and Exchange Commission; this review will occur prior to the Corporation's filing of the Form 10-Q.

  o  The Audit Committee shall:

- request from the outside auditor annually a formal written statement delineating all relationships between the outside auditor and the Corporation consistent with Independence Standards Board Standard No. 1;

- discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence; and

- recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

  o The Audit Committee, subject to any action that may be taken by the Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate, and, where appropriate, replace the outside auditor.

  o The Audit Committee shall report to the Board on the results of the Audit Committee's activities. The Audit Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission.

                              LANNETT COMPANY, INC.
                                    PROXY FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 13, 2005

         This proxy is solicited on behalf of the Board of Directors. The undersigned shareholder of Lannett Company, Inc., a Delaware corporation ("Lannett"), hereby appoints William Farber and Michael Tuterice and either of them, as proxies with full power of substitution, for the undersigned to vote the number of shares of common stock of Lannett that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Lannett to be held on January 13, 2005, at 10:00 a.m. local time, at the Company's facility at 9001 Torresdale Avenue, Philadelphia, PA 19136 and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement dated December 16, 2004.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2. Receipt of the Proxy Statement, dated December 16, 2004, is hereby acknowledged.

         You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.

         1. Proposal to elect directors of Lannett, each to serve until Lannett's next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

         [ ]      FOR ALL NOMINEES LISTED BELOW    [ ]  WITHHOLD AUTHORITY
                                                        FOR ALL NOMINEES LISTED
                                                        BELOW

         William Farber, Ronald West, Myron Winkelman and Albert I. Wertheimer, to hold office until the next annual meeting or until their respective successors have been duly elected and qualified.

         [ ]      FOR, EXCEPT VOTE WITHHELD FOR THE FOLLOWING NOMINEES

                  ------------------------------------------------------------

         2. Proposal to approve the appointment of Grant Thornton LLP as independent auditors.

                  [ ]    FOR           [ ]    AGAINST           [ ]    ABSTAIN

                                    --------------------------------------------

                                    --------------------------------------------
                                            Name of Stockholder(s)

                                    --------------------------------------------
                                            Signature of Stockholder(s)

                                    Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon.

                                    Date:                                 , 2004
                                           ------------------------------

         PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE